UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2020

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Main St, Suite 700
Fort Worth, TX 76102
(Address of principal executive office, including zip code)
(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LLEX	NYSE American

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 21, 2019, Lilis Energy, Inc. (the "Company") received a deficiency letter from the NYSE American LLC (“NYSE American”) stating that the Company is below compliance with the continued listing standards as set forth in Sections 1003(a)(i)-(iii) of the NYSE American Company Guide (the “Company Guide”) because it has reported a stockholders’ equity deficiency as of September 30, 2019 and net losses in its five most recent fiscal years ended December 31, 2018.

On December 20, 2019, the Company submitted a plan of compliance to the NYSE American addressing how it intends to regain compliance with Sections 1003(a)(i)-(iii) of the Company Guide by May 21, 2021. On February 7, 2020, the Company received a letter from the NYSE American stating that the Company’s compliance plan has been accepted and that the Company has been granted a plan period through May 21, 2021.

By May 21, 2021, the Company must either be in compliance or must have made progress that is consistent with the plan during the plan period. In addition, during the plan period, the Company must provide quarterly updates to the NYSE American concurrent with its interim and annual Securities and Exchange Commission filings. Failure to meet the requirements to regain compliance could result in the initiation of delisting proceedings.

The Company’s common stock will continue to be listed on the NYSE American while it attempts to regain compliance with the listing standards noted, subject to the Company’s compliance with other continued listing requirements.

Item 8.01. Other Information.

On February 13, 2020, the Company issued a press release disclosing receipt of the letter from the NYSE American. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1*	Press Release dated February 13, 2020
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 13, 2020	LILIS ENERGY, INC.

		By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Executive Officer, President, and Chief Financial Officer